April 26, 2007

Supplement

SUPPLEMENT DATED APRIL 26, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.
Dated June 30, 2006

The first, second, third and fourth paragraphs of the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services G. Fund Management – Other Accounts Managed by the Portfolio Managers’’ are hereby deleted and replaced with the following:

As of April 25, 2007:

Ira N. Ross managed four registered investment companies with a total of approximately $4.6 billion in assets; no pooled investment vehicles other than registered investment companies; and 788 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $1.5 billion in assets.

James R. Solloway managed four registered investment companies with a total of approximately $4.6 billion in assets; no pooled investment vehicles other than registered investment companies; and 788 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $1.5 billion in assets.

Edward S. Ripple managed four registered investment companies with a total of approximately $4.6 billion in assets; no pooled investment vehicles other than registered investment companies; and 788 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $1.5 billion in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The section of the Fund’s Statement of Additional Information entitled V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’ is hereby deleted and replaced with the following:

As of April 25, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Ira N. Ross:   $100,001-$500,000
James R. Solloway:   $10,001-$50,000
Edward S. Ripple:   None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.